                                                                  Exhibit 99.1

                                 NEWS RELEASE


FOR RELEASE:                                                   CONTACT:
Immediately                                                    Linda Kelley
                                                               615-373-0104
                                                               Ext. 224


                  UNITED CITIES REPORTS 2ND QUARTER RESULTS
                       AND DECLARES QUARTERLY DIVIDEND


      BRENTWOOD, TENN.--August 2, 1996--United Cities Gas Co., (NASDAQ:UCIT), a multistate distributor of natural and propane gas, today reported a second quarter loss of $3.1 million or $.24 per share compared with $4 million or $.35 per share for the same period in 1995. United Cities reported total operating revenues for the quarter rose from $42.2 million to $60.7 million.

      The company traditionally reports a loss for both the second and third quarters as United Cities' revenues are primarily derived during the winter heating season. Gene C. Koonce, United Cities' chairman, president and CEO, attributed the improvement in revenues to slightly colder weather and rate increases in Tennessee, Missouri, Kansas, Iowa and Virginia.

      United Cities also announced that its board of directors had declared a dividend of $.255 per share for shareholders of record on August 30, 1996, payable on September 13, 1996.

      United Cities Gas Company distributes natural and propane gas to approximately 335,000 customers in ten states. The company is also engaged in other energy-related businesses.

                                                   See Attached Financial Tables
                                     -0-

[United Cities Gas Company logo]                     UNITED CITIES GAS COMPANY
                                                     5300 Maryland Way
                                                     Brentwood, Tennessee 37027
                                                     615-373-0104

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
United Cities Gas Company & Subsidiaries

                                                      Three Months Ended        Six Months Ended         Twelve Months Ended
                                                           June 30,               June 30,                   June 30,
(Unaudited, in thousands, except per share amounts)     1996       1995          1996       1995           1996        1995
- -----------------------------------------------------------------------------------------------------------------------------
UTILITY OPERATING REVENUES                            $ 60,698   $ 42,246      $205,407   $148,252       $329,015    $256,693
    Natural gas cost                                    39,872     24,023       133,675     85,945        206,906     148,879
- -----------------------------------------------------------------------------------------------------------------------------
UTILITY OPERATING MARGIN                                20,826     18,223        71,732     62,307        122,109     107,814
- -----------------------------------------------------------------------------------------------------------------------------
OTHER UTILITY OPERATING EXPENSES:
    Operations and maintenance                          15,097     14,524        31,347     29,764         63,410      57,423
    Depreciation and amortization                        3,922      3,708         8,168      7,372         15,916      14,371
    Federal and state income taxes                      (1,862)    (2,430)        6,802      4,448          6,403       3,416
    Other taxes                                          3,148      2,978         6,618      6,397         12,521      11,579
- -----------------------------------------------------------------------------------------------------------------------------
        Total other utility operating expenses          20,305     18,780        52,935     47,981         98,250      86,789
- -----------------------------------------------------------------------------------------------------------------------------
UTILITY OPERATING INCOME (LOSS)                            521       (557)       18,797     14,326         23,859      21,025
OTHER UTILITY INCOME, NET OF TAX                            95        215           234        173            717          37
- -----------------------------------------------------------------------------------------------------------------------------
                                                           616       (342)       19,031     14,499         24,576      21,062
UTILITY INTEREST EXPENSE                                 3,466      3,470         7,208      7,208         14,299      14,587
- -----------------------------------------------------------------------------------------------------------------------------
UTILITY INCOME (LOSS)                                   (2,850)    (3,812)       11,823      7,291         10,277       6,475
OTHER INCOME (LOSS):
   Net income (loss) of UCG Energy Corporation            (489)      (304)        2,192      1,769          3,873       3,463
   Net income of United Cities Gas Storage Company         227        154           396        305            831         604
- -----------------------------------------------------------------------------------------------------------------------------
COMMON STOCK EARNINGS (LOSS)                          $ (3,112)  $ (3,962)     $ 14,411    $ 9,365       $ 14,981    $ 10,542
- -----------------------------------------------------------------------------------------------------------------------------
COMMON STOCK EARNINGS (LOSS) PER SHARE                $   (.24)  $   (.35)     $   1.11    $   .86       $   1.17    $    .99
- -----------------------------------------------------------------------------------------------------------------------------
AVERAGE NUMBER OF SHARES                                13,053     11,197        13,007     10,937         12,819      10,700
- -----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS PER SHARE                                   $   .255   $   .255      $    .51    $   .51       $   1.02    $  1.015
- -----------------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION

- -----------------------------------------------------------------------------------------------------------------------------
Natural gas through-put (Mcf):*
    Residential                                          3,006      2,645        15,687     13,011         25,577      20,810
    Commercial                                           2,507      2,143         9,778      8,388         16,555      13,944
    Industrial                                           4,068      4,349         9,532     10,135         18,641      19,309
    Transportation                                       4,383      3,865         8,741      8,148         17,777      14,811
- -----------------------------------------------------------------------------------------------------------------------------
Total natural gas through-put                           13,964     13,002        43,738     39,682         78,550      68,874
- -----------------------------------------------------------------------------------------------------------------------------
Customers (average for period):
    Residential                                        277,666    266,537       277,760    267,254        271,783     263,769
    Commercial                                          35,756     34,580        35,864     34,752         34,990      34,168
    Industrial                                             637        656           634        656            636         654
- -----------------------------------------------------------------------------------------------------------------------------
    Natural gas                                        314,059    301,773       314,258    302,662        307,409     298,591
    Propane                                             26,083     23,290        25,841     23,170         24,733      22,507
- -----------------------------------------------------------------------------------------------------------------------------
Total customers                                        340,142    325,063       340,099    325,832        332,142     321,098
- -----------------------------------------------------------------------------------------------------------------------------
Percent colder (warmer) than normal**                      ***        ***          7.5%    (10.7)%           8.9%     (14.4)%
- -----------------------------------------------------------------------------------------------------------------------------

                                                                                                               June 30,
                                                                                                         1996           1995
- -----------------------------------------------------------------------------------------------------------------------------
Number of common shares outstanding (in thousands)                                                      13,103         12,548
- -----------------------------------------------------------------------------------------------------------------------------
Book value per share                                                                                    $12.13         $11.90
- -----------------------------------------------------------------------------------------------------------------------------
Market value per share                                                                                  $15.13         $15.00
- -----------------------------------------------------------------------------------------------------------------------------
Employees                                                                                                1,237          1,353
- -----------------------------------------------------------------------------------------------------------------------------

  *  In thousands.
 ** Based on system weighted average. Data for 1996 is preliminary. *** Not meaningful.


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements included herein are unaudited and should be read in conjunction with the Notes to Consolidated Financial Statements included in the company's 1995 Annual Report.

The company's business is seasonal in nature resulting in greater earnings during the winter months. The results of operations for the three month period and six month period ended June 30, 1996, are not necessarily indicative of the results to be expected for the full year.

Certain reclassifications were made conforming prior year's financial statements with 1996 financial statement presentation.

CONDENSED CONSOLIDATED BALANCE SHEETS
United Cities Gas Company & Subsidiaries

                                                                                                                June 30,
(Unaudited, in thousands)                                                                                 1996               1995
- -----------------------------------------------------------------------------------------------------------------------------------
ASSETS
UTILITY PROPERTY - NET                                                                                  $294,256           $273,958
NONUTILITY PROPERTY - NET                                                                                 52,661             50,490
CURRENT ASSETS:
   Cash and temporary investments                                                                          5,391              5,420
   Accounts receivable, less allowances                                                                   30,138             16,219
   Materials, supplies and gas in storage                                                                 24,625             23,549
   Gas costs to be billed in the future                                                                    7,837             13,134
   Other current assets                                                                                    2,430              2,372
- -----------------------------------------------------------------------------------------------------------------------------------
       Total current assets                                                                               70,421             60,694
DEFERRED CHARGES AND OTHER ASSETS                                                                         25,842             22,063
- -----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                            $443,180           $407,205
- -----------------------------------------------------------------------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
   Common stock equity                                                                                  $158,963           $149,345
   Long-term debt                                                                                        158,192            137,637
- -----------------------------------------------------------------------------------------------------------------------------------
       Total capitalization                                                                              317,155            286,982
- -----------------------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES:
   Current portion of long-term obligations                                                                5,419              8,692
   Notes payable                                                                                           9,404             12,952
   Accounts payable                                                                                       25,081             20,270
   Other current liabilities                                                                              41,086             39,008
- -----------------------------------------------------------------------------------------------------------------------------------
       Total current liabilities                                                                          80,990             80,922
- -----------------------------------------------------------------------------------------------------------------------------------
DEFERRED CREDITS                                                                                          45,035             39,301
- -----------------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITALIZATION AND LIABILITIES                                                                    $443,180           $407,205
- -----------------------------------------------------------------------------------------------------------------------------------


SHAREHOLDER NOTES
- --------------------------------------------------------------------------------
STOCK LISTING
NASDAQ symbol: UCIT


PRICE RANGE OF COMMON STOCK
The following table provides high and low trading prices for the common stock of United Cities Gas Company for the quarters indicated:

      QUARTER
      ENDED                                 HIGH        LOW        CLOSE

      June 30, 1996                         17         14 3/4      15 1/8
      March 31, 1996                        19         15 3/4      17 3/4
      December 31, 1995                     19 3/4     14 3/4      18 3/4
      September 30, 1995                    16 3/4     14 3/4      16 1/2
      June 30, 1995                         16 1/4     14 1/4      15

DIVIDENDS
Quarterly dividend amounts are considered by the company's board of directors at regularly scheduled meetings held each quarter. Dividends are normally payable on the 15th day of March, June, September and December.

ANNUAL DIVIDEND RATE PER SHARE

      1991                 $ .96
      1992                 $ .98
      1993                 $1.00
      1994                 $1.02
      1995                 $1.02

STOCK OWNERSHIP
As of June 30, 1996, the company had 13,102,913 shares of common stock outstanding, owned by 8,347 holders of record in 49 states and four foreign countries. Shareholders include individuals, brokers, nominees, custodians and trustees, and institutions such as banks, insurance companies and pension funds. Some of these hold large blocks of stock on behalf of other individuals or firms.